UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2020
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Revolving Credit Agreement Amendment
On April 22, 2020, FMC Corporation (the “Company”) entered into Amendment No. 1 (the “Revolving Credit Amendment”) to that certain Third Amended and Restated Credit Agreement, dated as of May 17, 2019, among the Company, as U.S. Borrower, certain foreign subsidiaries of the Company party thereto, as Euro Borrowers, the lenders (the “Revolving Credit Lenders”) and issuing banks party thereto, Citibank, N.A., as administrative agent, Citibank, N.A. and BofA Securities, Inc., as joint lead arrangers, Bank of America, N.A., as syndication agent, and certain other financial institutions party thereto as co-documentation agents (the “Revolving Credit Agreement”). Among other things, the Revolving Credit Amendment amends the maximum leverage ratio financial covenant in the Revolving Credit Agreement and adds a negative covenant restricting purchases, redemptions or retirement of the Company’s stock, options and warrants in certain instances, in each case as set forth in the Revolving Credit Amendment.
The foregoing description of the Revolving Credit Amendment does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Some of the Revolving Credit Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the Revolving Credit Lenders and their affiliates.

Term Loan Agreement Amendment
On April 22, 2020, the Company entered into Amendment No. 2 (the “Term Loan Amendment”) to that certain Term Loan Agreement, dated as of May 2, 2017, among the Company, as U.S. Borrower, certain foreign subsidiaries of the Company party thereto, as Euro Borrowers, the lenders party thereto (the “Term Loan Lenders”), Citibank, N.A., as administrative agent, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as joint lead arrangers, Bank of America, N.A., as syndication agent, and certain other financial institutions party thereto as co-documentation agents (as previously amended, the “Term Loan Agreement”). Among other things, the Term Loan Amendment amends the maximum leverage ratio financial covenant in the Term Loan Agreement and adds a negative covenant restricting purchases, redemptions or retirement of the Company’s stock, options and warrants in certain instances, in each case as set forth in the Term Loan Amendment.
The foregoing description of the Term Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the Term Loan Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.
Some of the Term Loan Lenders and their affiliates have various relationships with the Company involving the provision of financial services, including cash management, investment banking and trust and leasing services. In addition, the Company has entered into interest rate, foreign exchange and energy derivative arrangements with some of the Term Loan Lenders and their affiliates.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On April 22, 2020, FMC Corporation issued a press release regarding the Revolving Credit Amendment and the Term Loan Amendment and providing an update on prior guidance for the first quarter 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with general instruction B.2 to Form 8-K, the information included in this Item 2.02, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OF A REGISTRANT
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
10.1
Amendment No. 1, dated as of April 22, 2020, to the Third Amended and Restated Credit Agreement, dated as of May 17, 2019, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders and issuing banks party thereto, and Citibank, N.A., as Administrative Agent for such lenders.

10.2
Amendment No. 2, dated as of April 22, 2020, to the Term Loan Agreement, dated as of May 2, 2017, among FMC Corporation, certain subsidiaries of FMC Corporation party thereto, the lenders party thereto, and Citibank, N.A., as Administrative Agent for such lenders.

99.1	Press Release dated April 22, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/S/ BRIAN P. ANGELI
Brian P. Angeli Vice President, Corporate Strategy and Treasurer
Date: April 22, 2020